Subsequent Events	12 Months Ended
Jun. 30, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 29 – Subsequent Events
Pursuant to the First Amendment Deed dated July 13, 2022, the Liquidity Reserve requirement for the existing $90 million senior debt facility from Cigna & Barings has been reduced from $65.0 million to $25 million. On September 2, 2022, the existing $90 million senior debt facility from Cigna & Barings has been extended by $60 million to a $150 million facility. A committed equity facility for up to $75 million has also been established with B. Riley Principal Capital II, LLC. The net injection of incremental capital of up to $135 million will be used to fund working capital to accelerate production, further product development, and support operations around the world.
The $150 million senior debt facility will refinance the existing $90 million facility and provide a net injection of $60 million cash. The facility has
a
3-year
term and 8.5% cash coupon supplemented with the issuance to the lenders or their affiliates of warrants for the purchase of ordinary shares of the Company. The consortium providing the facility comprises long-term supporter Cigna Investments, Inc. (Cigna), the investment arm of Cigna Corporation, a U.S.-based global health services company, in addition to Barings LLC (Barings), a leading global financial services firm and subsidiary of MassMutual, a U.S.-based mutual insurance company, Riverstone Energy Limited.